UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2016

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33277 (Commission File Number)	04-3508648 (IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 400 West Conshohocken, PA 19428 (Address of principal executive offices)	19034 (Zip Code)

(484) 380-9263

Registrant’s telephone number, including area code

500 Office Center Drive, Suite 400

Fort Washington, Pennsylvania

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On July 22, 2016, Madrigal Pharmaceuticals, Inc. (formerly known as Synta Pharmaceuticals Corp.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K announcing that on July 22, 2016, the Company completed its business combination with Madrigal Pharmaceuticals, Inc., a privately held Delaware corporation (“Private Madrigal”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of April 13, 2016, by and among the Company, Private Madrigal, and Saffron Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Merger”).  Also on July 22, 2016, in connection with, and prior to completion of the Merger, the Company effected a 1-for-35 reverse stock split of its common stock (the “Reverse Stock Split”). Unless otherwise noted herein, all references to share and per share amounts herein have been retrospectively adjusted, except as otherwise disclosed, to reflect the Reverse Stock Split.  Upon completion of the Merger, there were 11,333,816 shares of the Company’s stock outstanding. The Current Report on Form 8-K filed on July 22, 2016 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The unaudited interim condensed financial statements of Private Madrigal, including Private Madrigal’s unaudited condensed balance sheet as of June 30, 2016, unaudited condensed balance sheet derived from the audited financial statements as of December 31, 2015, unaudited condensed statements of operations for the three and six months ended June 30, 2016 and 2015, unaudited condensed statement of stockholders’ deficit for the six months ended June 30, 2016 and unaudited condensed statements of cash flows for the six months ended June 30, 2016 and 2015 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.  The related management’s discussion and analysis of financial condition and results of operations is filed as Exhibit 99.4 and is incorporated herein by reference.

The audited financial statements of Private Madrigal, including Private Madrigal’s audited balance sheets as of December 31, 2015 and 2014, statements of operations for the years ended December 31, 2015 and 2014, statements of changes in stockholders’ deficit for the years ended December 31, 2015 and 2014, statements of cash flows for the years ended December 31, 2015 and 2014, the notes related thereto and the related independent registered public accounting firm’s report are filed as Exhibit 99.2 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company, including the unaudited pro forma condensed combined balance sheet as of June 30, 2016, the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2016, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Condensed Financial Statements of Madrigal Pharmaceuticals, Inc.

Condensed Balance Sheets as of June 30, 2016 and December 31, 2015
Condensed Statements of Operations for the Three and Six Months Ended June 30, 2016 and 2015
Condensed Statement of Stockholders’ Deficit for the Six Months Ended June 30, 2016

Condensed Statements of Cash Flows for the Six Months Ended June 30, 2016 and 2015
Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Madrigal Pharmaceuticals, Inc.

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2015 and 2014
Statements of Operations or the Years Ended December 31, 2015 and 2014
Statements of Changes in Stockholders’ Deficit for the Years Ended December 31, 2015 and 2014
Statements of Cash Flows for the Years Ended December 31, 2015 and 2014
Notes to Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Madrigal Pharmaceuticals, Inc.
Balance Sheet as of June 30, 2016
Statement of Operations for the Six Months Ended June 30, 2016
Statement of Operations for the Year Ended December 31, 2015
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

By:	/s/ Marc Schneebaum
Name: Marc Schneebaum
Title: Chief Financial Officer

Date: September 2, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Interim Condensed Financial Statements of Madrigal Pharmaceuticals, Inc.

Condensed Balance Sheets as of June 30, 2016 and December 31, 2015
Condensed Statements of Operations for the Three and Six Months Ended June 30, 2016 and 2015
Condensed Statements of Stockholders’ Deficit for the Six Months Ended June 30, 2016
Condensed Statements of Cash Flows for the Six Months Ended June 30, 2016 and 2015
Notes to Condensed Financial Statements (Unaudited)

99.2	Audited Financial Statements of Madrigal Pharmaceuticals, Inc.

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2015 and 2014
Statements of Operations or the Years Ended December 31, 2015 and 2014
Statements of Changes in Stockholders’ Deficit for the Years Ended December 31, 2015 and 2014
Statements of Cash Flows for the Years Ended December 31, 2015 and 2014
Notes to Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Madrigal Pharmaceuticals, Inc.
Balance Sheet as of June 30, 2016
Statement of Operations for the Six Months Ended June 30, 2016
Statement of Operations for the Year Ended December 31, 2015
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations